Disclosure of New Standards in the Period Prior to their Adoption	12 Months Ended
Dec. 31, 2018
Disclosure Of New Standards In Period Prior To Their Adoption
DISCLOSURE OF NEW STANDARDS IN THE PERIOD PRIOR TO THEIR ADOPTION

NOTE 4:-	DISCLOSURE OF NEW STANDARDS IN THE PERIOD PRIOR TO THEIR ADOPTION

a.	IFRS 16, "Leases":

In January 2016, the IASB issued IFRS 16, "Leases" ("IFRS 16"). According to IFRS 16, a lease is a contract, or part of a contract, that conveys the right to use an asset for a period of time in exchange for consideration.

The effects of the adoption of the IFRS 16 are as follows:

-	Lessees are required to recognize an asset and a corresponding liability in the statement of financial position in respect of all leases (except in certain cases, see below) similar to the accounting treatment of finance leases according to the existing IAS 17, "Leases".

-	Lessees are required to initially recognize a lease liability for the obligation to make lease payments and a corresponding right-of-use asset. Lessees will also recognize interest and depreciation expense separately.

-	Variable lease payments that are not dependent on changes in the Consumer Price Index ("CPI") or interest rates, but are based on performance or use (such as a percentage of revenues) are recognized as an expense by the lessees as incurred and recognized as income by the lessors as earned.

-	In the event of change in variable lease payments that are CPI-linked, lessees are required to re-measure the lease liability and the effect of the re-measurement is an adjustment to the carrying amount of the right-of-use asset.

-	The accounting treatment by lessors remains substantially unchanged, namely classification of a lease as a finance lease or an operating lease.

IFRS 16 is effective for annual periods beginning on or after January 1, 2019. Early adoption is permitted. At this stage, the Group does not intend to early adopt IFRS 16.

IFRS 16 permits lessees to use one of the following approaches:

1.	Full retrospective approach - according to this approach, the effect of the adoption of IFRS 16 at the beginning of the earliest period presented will be carried to equity. Also, the Group will restate the comparative figures in its financial statements. The balance of the liability as of the date of initial adoption of IFRS 16 as per this approach will be calculated using the interest rate implicit in the lease, unless this rate cannot be easily determined in which case the lessee's incremental borrowing rate of interest will be used.

2.	Modified retrospective approach - this approach does not require restatement of comparative data. The balance of the liability as of the date of initial adoption of IFRS 16 will be calculated using the lessee's incremental borrowing rate of interest on the date of initial adoption of IFRS 16. As for the outstanding right-of-use asset, the Group may apply one of the two following alternatives to account for each lease separately:

-	Recognizing an asset in the amount of the recognized liability, with certain adjustments; or

-	Recognizing an asset as if the asset had always been measured according to the provisions of IFRS 16.

Any difference arising on the date of first-time adoption of IFRS 16 as a result of the modified retrospective approach will be carried to equity.

The Group expects to use the modified retrospective approach for the first-time adoption of IFRS 16 by measuring the right-of-use asset equally to the obligation to make lease payments as presented on the date of initiation.

The Group has extensive lease contracts consisting of buildings. In the context of examining the potential impact of IFRS 16 on the financial statements, the Group is reviewing the following issues:

-	The existence of lease extension options - according to IFRS 16, non-cancellable lease terms also include periods that are covered by the lease extension options if it is likely that the lessee will exercise the option. The Group is examining the existence of such options in its lease agreements and whether or not it is likely that they will be exercised by it.

In the context of such examination, the Group studies all the relevant facts and circumstances that are likely to create an economic incentive for exercising the option, among others, significant leasehold improvements that have been or are expected to be performed, the significance of the leasehold to the Group's activity and past experience in connection with the exercise of such extension options. IFRS 16 incorporates two exceptions, whereby lessees are entitled to account for leases according to the current accounting treatment of operating leases, in the event of leases of assets of a low financial value or in the event of leases for a period of up to one year.

-	Separation of contract components - according to IFRS 16, all lease components of a contract should be separated from non-lese components when the lessee is allowed the relief of choosing not to distinguish between such components according to categories of base assets but rather jointly account for them as a single lease component. The Group is reviewing the existence of non-lease components in its current lease contracts such as for the provision of management and maintenance services and whether the above relief should be applied to each category of base assets.

-	Discount interest rate - the Group is examining how to determine the discount rate for measuring a right-of-use asset on the date of initial adoption of IFRS 16, based on the initial adoption approach chosen by it. In this context, the Group is also examining its ability to estimate the fair value of the leasehold and the lessor's initial costs if it should choose the retrospective approach, or alternatively estimate the lessee's incremental borrowing rate of interest assuming that the interest rate implicit in the lease cannot be determined using the full retrospective approach or if it should choose the modified retrospective approach in view of the lease period and the nature of the leasehold.

The Group is also evaluating the need for adjustments to its systems, internal control, policies and procedures that will be necessary in order to apply the provisions of IFRS 16.

The Group estimates that the effect of the initial adoption of IFRS 16 as of January 1, 2019, will result in an increase of approximately $2.703 million in the Group's total assets and liabilities. The above quantitative disclosures rely on the effects as they are currently known to the Group based on existing data and parameters. The adoption of IFRS 16 may require certain adjustments in the Group's future financial statements for 2018, after specific policies have been finalized with respect to the application issues currently under review.

In addition, as a result of the initial adoption of IFRS 16, the Group estimates that in the year ending on December 31, 2019, there will be a decrease of rental expenses of $684 thousand, an increase in depreciation and amortization of $405 thousand and an increase in financing expenses of $454 thousand. Overall, the adoption of IFRS 16 is expected to result in a decrease in the Group's operating expenses of $279 and in an increase in the Group's loss before taxes of $175 thousand. Also, as a result of the IFRS 16 adoption, an increase in cash flow from operating activities of $230 thousand is expected.